UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 23, 2004

                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-9210               95-4035997
  (State or other jurisdiction         (Commission         (I.R.S. Employer
        of incorporation)             File Number)        Identification No.)

                 10889 WILSHIRE BOULEVARD
                 LOS ANGELES, CALIFORNIA                        90024
         (Address of principal executive offices)            (ZIP code)



               Registrant's telephone number, including area code:
                                 (310) 208-8800
===============================================================================

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events


Item 8.01.  Other Events

On August 23, 2004, Occidental Petroleum Corporation issued a Press Release regarding its receipt of information that the Government of Ecuador is considering the initiation of proceedings to terminate Occidental's Participation Agreement for Block 15. This Form 8-K is being furnished to report information pursuant to Item 8.01 - Other Events. The full text of the press release is attached to this report as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OCCIDENTAL PETROLEUM CORPORATION
                                        (Registrant)




DATE:  August 23, 2004      /s/  S. P. Dominick, Jr.
                            ------------------------------------------------
                            S. P. Dominick, Jr., Vice President and Controller
                            (Chief Accounting and Duly Authorized Officer)

                                  EXHIBIT INDEX

     99.1      Press Release of August 23, 2004.